Exhibit 99.1

Exhibit 99.1

Investor Meetings

August 16-17, 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

2

BUSINESS MODEL STRONG —- (5% to 7% growth)

Financial

Use NOLs to Eliminate Need for “Block” Equity

Grow Operating Cash Flow and EPS 5%—7%

Business

Invest in Utility

Create Jobs

Enhance Customer Value

Improve Environment

Reduce O&M

Base Rate Increases ? Inflation

. . . . and sustainable with moderate rate increases ? inflation.

Consistent financial performance

Fair and timely regulation

Utility investment

Customer value

Safe, excellent operations

3

MODEL . . .. .

RESULTS –

Consistent Strong Performance

Risk Mitigation

Self-Imposed Limits

Enablers

Investment

. . . . unchanged.

4

RESULTS—- EPSa and Dividend Growth . . . .

EPS

8% CAGR

$1.55

$1.52

(Peer Average = 4% Growth)

7%

5%

$1.45

$1.36

$1.26

b

$1.21

$1.08

$0.96

$0.90

$0.81

Int’l sale

$0.84

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend

14%

27%

32%

39%

80%

0

20¢

36¢

50¢

66¢

84¢

96¢

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

providerovide for strong TSR.

5

RESULTS—- Total Shareowner Return

Investment Considerations

Predictable and visible earnings growth Affordable, sustainable rates

– Customer focus

– Needed investment

– Regulatory support Strong risk mitigation

TSR 9% to 11%

Dividend Yield

EPS Growth

9% to 11%.

6

ENABLER—- Needed Capital Investment

2012 – 2016 Plan $6.6 Billion

Renewables $0.5

Reliability $1.2

Smart Grid $0.3

Environmental $1.5

Other $0.6

Generation $0.5

Distribution $1.7

growsrows rate base

7

ENABLER—- Capacity

MW 9,500

8,500 7,500 6,500 5,500 4,500 0

2012 2013 2014 2015 2016 2017

Installed Capacity Excl Classic 7 Peak Demand with 11% Reserve Margin

Classic 7

Peak Demand with 18% Reserve Margin

needeed looms.

8

SELF-LIMIT—- Capital Investment .

2012 – 2016 Plan

$6.6 Billion

Faster smart grid Pipe replacements Pole replacements New gas generation

Opportunity Level

$10 Billion

Customer rates <2%

>4%

heldeld down for sustainable customer “base rate” increases

SELF-LIMIT—- Customer Rate

Rate Competiveness

Electric

3% 3.3%

1%

Gas

Inflation

<1%

(2)% .6)%

Base & Surcharges Fuel

2013? 2017 2013? 2017

Rate Reduction Actions

Renewable surcharge down 85% Headcount – down 7% Health care sharing at 70/30 Labor agreements

Productivity up 35%

Western coal at 97% O&M cost down 6% in

2012

competitivenessompetitiveness important to the Company.

ENABLER—- Regulatory Strategy

Michigan investment (jobs) Customer base rates inflation Rate “offsets” Communication and alignment balances customer interests and investor certainty.

Michigan Public Service Commission

Recent Organizational Changes:

Commissioners Chair: John Quackenbush (7? 17) Orjiakor Isiogu (7? 13) Greg White (7? 15)

Michael O’Brien Chief of Staff

Gary Kitts Executive Director

Bill Stosik Director, Financial Analysis

Brian Ballinger Director, Operations

Dan Blair Director, Regulated Energy

Paul Proudfoot Director, Electric Reliability

ENABLER—- Cost Control

O&M Cost Change

7.5%

3.3%

? 6%

? 1%

Average Customer Rates

Electric Base a

Total (with fuel) Gas Base a Total (with fuel)

            a Includes surcharges

2002-2006 2007-2011

1% 3

2% 16

3% 7

2% (2)

2012 2013-2017

1% 1

3% (5)

1% 3

<1% (2)

minimizesinimizes rates with strong customer focus.

ENABLER—- Manage Work

Adjusted EPS

$1.52 $1.55

Warm Winter

Recovery

? -13¢

March 31

Lower financing & benefit costs 4¢ Lower overhead 4 Efficiencies & other 5 Total recovery 13¢

July 31

Hot Summer

Customer Reinvestment

+13¢

Increased tree trimming 2¢ Generating plant maintenance 3 System hardening 3+ Total reinvestment 7¢ 8¢+

$1.52 $1.55

to maximize results for customers and investors.

ENABLER—- Sales Recovery

Electric Salesa

GWh 40,000

35,000 30,000 25,000 20,000 15,000 0

1975 1979 1983 1987 1991 1995 1999 2003 2007 20122011

Up 5% 2010 to 2012

6% decline 2007 to 2009

Up 9% 1983 & 1984

7% decline 1979 to 1982

+1.7%

2.4%

.3%

+5%

Resid Comm Indust Total

Half 2012 +0.6% +1.1 +7.5 +3.0

2006 2007 2008 2009 2010 2011 2012

adds rate “headroom”.

MODEL

RESULTS –

Consistent Strong Performance

Risk Mitigation

Self-Imposed Limits

works.

Enablers

Investment

KEY TAKEAWAYS . . . .

On track for 10th consecutive year of consistent, attractive financial performance

Transparent Utility investment plan benefits customers and shareowners Mounting evidence of constructive regulatory environment Michigan economy continues improvement

Growing cash flow enables common dividend to grow as earnings grow strongtrong customer and investor performance

APPENDIX

Michigan Energy Law

2008 Law

Regulation

Growth

• Renewable energy plan

• Energy optimization

Speed

• File and implement ratemaking

• Forward test year

Risk Mitigation

• Retail open access cap

• Decoupling

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

enables timely rate recovery and mitigates risks.

Michigan Legislative Proposals

Seven Ballot Proposals

Require a 25% renewable portfolio standard by 2025 Repeal state emergency financial manager Allow construction of eight new casinos Enshrine collective bargaining in constitution Allow home health care workers to unionize Stop the new international bridge Require a two? thirds vote to raise taxes

Retail Open Access Cap

House Bill 5503, by Rep. Mike Shirkey: Estimated 38% cap by 2016 House Bill 5733, by Rep. Ken Horn: Returns to full regulation

Representative Ken Horn, Chairman of the House Energy & Technology Committee

are costly to customers

Rate Case Timeline

2008 2009 2010 2011 2012

ELECTRIC

$Filed 214 M Increase

implement Self$179 M

Order Final $139 M

$Filed 178 M Increase

implement Self- $150 M

Order Final $146 M

$Filed 195 M Increase

implement Self$118 M

Order Final $118 M

New Energy Law

78%

97%

100%

GAS

$Filed 114 M Increase

implement Self-

$89 M

74%

Order Final

$66 M

$ Filed 55 M Increase

Settled Order

$31 M

$ Filed 49 M Increase

implement Self-

$23 M

70%

Order Final Settled $16 M

2008

2009

2010

2011

2012

Frequent and streamlined rate case strategy continues.

Balanced Generation – Capacity Fuel Mix

Present Today

Renewables 4%

Pumped Storage 11%

Oil 8%

Nuclear 9%

Zeeland (10%)

Gas 33%

Coal 35%

2016

Renewables 9%

Pumped Storage 11%

Purchases 12%

Oil 7%

Nuclear 8%

Zeeland (9%)

Gas 30%

Coal 23%

$1.5 Billion Environmental Investment

Expenditures

2012 – 2016 (bils)

Air

NOx SO2 Mercury

Water Solid Waste

$0.1 0.7 0.4 0.1 0.2

Total $1.5

Clean Air Standards

Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed

– Already achieving compliance Mercury and Air Toxics Standard (MATS)

– Largest five coal units planned to be controlled – around 2,000 MW

– Retirement or mothballing of smaller coal plants – 950 MW

to comply with state and federal laws and regulations

Renewable Energy Investment Plans

Michigan energy law requires:

– 10% renewables by 2015

– Purchase 50% and build 50%

– 20-year levelized surcharge

Renewable energy surcharge reduced by $57 million annually Plan to invest about $0.5 billion over next five years $235 million, Lake WindsR Energy Park under construction at lower customer costs while maintaining investment

Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 $ 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Michigan’s Economy Recovering

Unemployment Improvements

16%

14

12

10

8

6

4

2

0

Michigan

U.S.

14%

10%

8%

2006 2007 2008 2009 2010 2011 2012

U.S. Auto Sales

U.S. Auto Sales

In Millions

17.4

10.6

11.8

13.0

14.2 14.2

2005 2009 2010 2011 2012F

Source: Bureau of Labor Statistics

Source: Wardsauto; J.D. Power and LMC Automotive

quicker than anticipated

2012 Second Quarter EPS

Results

2012 2011

Reported ?? (GAAP) 37¢ 38 ¢

Less:

Restructuring 3¢ ¢

Discontinued ops & other ? (12)

Subtotal 3¢ (12)¢

Adjusted (non? GAAP) 40¢ 26 ¢

14¢

Year? to? date 77¢ 77¢

By Business Segment

Adjusted

(non? GAAP)

EPS

?

Utility 47¢ Enterprises Interest & other (7)

Company 40¢

Weather adjusted 37¢

benefitedenefited from strong performance and warm weather

2012 Adjusted EPS (non-GAAP)

First Half

0¢

$1.45

YTD

$0.77

Weather (14)¢

Sales

1¢

13¢

2011

Weather & Sales

Cost & Other

Rate Changes & Decoupling

Second Half

10¢

19¢

(8)¢

(1)¢

July 2012 weather 10¢ Sales growth 5 2011 weather & other 4 Total 19¢

Weather & Sales Reliability & Rates & Cost Reinvestment

$1.55 to $1.52

YTD

0.77

2012

strongtrong with reinvestment opportunities

Federal Tax Benefits

Net NOLs and Credits

$0.8

$0.7

$0.5

$0.3

$0.2

$0.1

2011 2012 2013 2014 2015 2016 Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0

“Block” Equity 0 0 0 0 0 0

No need for equity (dilution) through 2016.

Liquidity (as of 6/30/12)

Availability

$1.6 Billion

CMS Energy

5? year revolver 2016 ? $523 mils

Consumers Energy

5? year revolver 2016 ? 497

5? year revolver 2017 ? 150

A/R Facility 2012 ? 250

Cash 187

32% Market Cap a

a As of 3/31/12, comparing 18% for peers

Thicker liquidity than peers Pre? funding Robust backup plan

Parent Debt Strategy

strongtrong and conservative

2012 Cash Flow Forecast (non-GAAP)

CMS Energy Parent

Amount

(mils)

Cash at year end 2011 $ 56

Sources

Consumers Energy dividend and tax sharing $ 445

Enterprises 15

Sources $ 460

Uses

Interest and preferred dividend $ (125)

Overhead and Federal tax payments (15)

Equity infusion (150)

Pension contribution 0

Uses a $ (340)

Cash flow $ 120

Financing and Dividend

New issues (complete) $ 480

Retirements (404)

Equity programs (DRP, continuous equity) 30

Net short-term financing & other (2)

Common dividend (250)

Financing $ (146)

Cash at year end 2012 $ 30

Bank Facility ($550) available $ 547

Consumers Energy

Amount

(mils)

Cash at year end 2011 $ 85

Sources

Operating (depreciation & amortization $595) $ 1,640

Other working capital (55)

Sources $ 1,585

Uses

Interest and preferred dividend $ (225)

Capital expenditures b (1,425)

Dividend and tax sharing $(45) to CMS (445)

Pension contribution 0

Uses $ (2,095)

Cash flow $ (510)

Financing

Equity $ 150

New issues 1,075

Retirements (1,025)

Net short-term financing & other 250

Financing $ 450

Cash at year end 2012 $ 25

Bank Facility ($650) available $ 629

AR Facility ($250) available $ -

a Includes other

b Includes cost of removal and capital leases

2012 Sensitivities

Annual Impact

Sensitivity EPS OCF

(mils)

Sales a

•Electric (38,154 Gwh) + 1% + $0.05 + $20

•Gas (283 Bcf) + 1 + 0.01 + 5

Gas prices (NYMEX) + 1.00 * –+15

Uncollectible accounts (mils) + 5 –+ 0.01 *

ROE (authorized)

•Electric (10.3%) + 20 bps + 0.02 + 10

•Gas (10.3%) + 20 + 0.01 + 4

onn strong performance.

*	Less than 0.5¢ or $500,000 a Reflect 2012 sales forecast; weather adjusted

## MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
## AS OF 07/31/12

Reflects early redemption 07/16/12 of $150MM CMS Floating Sr Notes, borrowing of $150MM under CMS Term Loan, $10MM borrowed under Barclay Revolver (CMS), and borrowing of $350MM under CECo Term Loan

| F/V | S/U | Maturity or Call Date | Amount (000's) | DEBT/ CO |
|---|---|---|---|---|
| **SHORT-TERM DEBT:** | | | | |
| V | U | 03/23/13 | $ 350,000 | $350MM Term Loan (CECo) |
| F | U | SHORT-TERM | 172,500 | 5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS) |
| | | | $ 522,500 | |
| **LONG-TERM DEBT:** | | | | |
| F | S | 02/15/14 | $ 200,000 | 6% FMBs (CECo) |
| F | U | 05/15/14 | 250,000 | 2.75% Sr Notes (CMS) |
| | | | $ 450,000 | |
| F | S | 03/15/15 | $ 225,000 | 5% FMBs Series N (CECo) |
| F | U | 09/30/15 | 250,000 | 4.25% Sr Notes (CMS) |
| F | S | 10/15/15 | 50,000 | 2.60% FMBs (CECo) |
| F | U | 12/15/15 | 125,000 | 6.875% Sr Notes (CMS) |
| | | | $ 650,000 | |
| V | S | 03/31/16 | $ 35,000 | Barclay Revolver (CMS) |
| F | S | 08/15/16 | 350,000 | 5.5% Series M FMBs (CECo) |
| V | U | 12/15/16 | 180,000 | $180MM Term Loan (CMS) |
| | | | $ 565,000 | |
| F | S | 02/15/17 | $ 250,000 | 5.15% FMBs (CECo) |
| F | U | 07/17/17 | 250,000 | 6.55% Sr Notes (CMS) |
| F | S | 10/15/17 | 100,000 | 3.21% FMBs (CECo) |
| F | U | 02/15/18 | 250,000 | 5.05% Sr Notes (CMS) |
| F | S | 03/01/18 | 180,000 | 6.875% Sr Notes (CECo) |
| V | S | 04/15/18 | 67,700 | VRDBs to replace PCRBs (CECo) |
| F | S | 09/15/18 | 250,000 | 5.65% FMBs (CECo) |
| F | S | 03/15/19 | 350,000 | 6.125% FMBs (CECo) |
| F | U | 06/15/19 | 300,000 | 8.75% Sr Notes (CMS) |
| F | S | 09/15/19 | 500,000 | 6.70% FMBs (CECo) |
| F | U | 02/01/20 | 300,000 | 6.25% Sr Notes (CMS) |
| F | S | 04/15/20 | 300,000 | 5.65% FMBs (CECo) |
| F | S | 10/15/20 | 100,000 | 3.77% FMBs (CECo) |
| F | U | 03/15/22 | 300,000 | 5.05% Sr Notes (CMS) |
| F | S | 05/15/22 | 375,000 | 2.85% FMBs (CECo) |
| F | S | 09/01/22 | 250,000 | 5.30% FMBs (CECo) |
| V | S | 04/01/35 | 35,000 | PCRBs (CECo) |
| F | S | 09/15/35 | 175,000 | 5.80% FMBs (CECo) |
| F | S | 09/01/40 | 50,000 | 6.17% FMBs (CECO) |
| F | S | 10/15/40 | 50,000 | 4.97% FMBs (CECo) |
| | | | $4,432,700 | |
| | | | **$6,620,200** | **TOTAL** |

Various Maturity Dates/No Maturity Date Available:

| | |
|---|---|
| $ 143,306 | CECo Securitization Bonds after 07/20/12 payment |
| 178,731 | CECo Capital lease rental commitments as of 06/30/12 |
| 458,218 | EnerBank Discount Brokered CDs as of 06/30/12 (CMS) |
| (15,034) | CMS Net unamortized discount as of 06/30/12 |
| (2,931) | CECo Net unamortized discount as of 06/30/12 |
| **$7,382,491** | GRAND TOTAL |

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

33

# Consumers Electric Utility

## Financial & Operating Statistics

| Years Ended December 31 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|
| **ELECTRIC REVENUE AND POWER COSTS ($ Millions)** | | | | | |
| Residential | **$1,678** | $1,614 | $1,387 | $1,414 | $1,326 |
| Commercial | **1,197** | 1,166 | 1,099 | 1,129 | 1,111 |
| Industrial | **784** | 749 | 677 | 810 | 775 |
| Other | **39** | 40 | 36 | 32 | 30 |
| Total revenue from customers | **$3,698** | $3,569 | $3,199 | $3,385 | $3,242 |
| Wholesale | **21** | 20 | 19 | 22 | 23 |
| Intersystem | **43** | 99 | 94 | 113 | 92 |
| Retail open access/direct access | **91** | 54 | 31 | 15 | 15 |
| Miscellaneous | **60** | 60 | 64 | 59 | 71 |
| Total electric utility revenue | **$3,913** | $3,802 | $3,407 | $3,594 | $3,443 |
| Fuel for electric generation | **$559** | $520 | $460 | $483 | $385 |
| Purchased and interchange pow er | **1,348** | 1,308 | 1,232 | 1,388 | 1,449 |
| **DEPRECIATION AND AMORTIZATION** | **$412** | $450 | $441 | $438 | $397 |
| **OPERATING INCOME** | **$712** | $672 | $488 | $576 | $413 |
| **NET INCOME** | **$333** | $303 | $194 | $271 | $196 |
| **DELIVERIES (Million kWhs)** | | | | | |
| System sales | | | | | |
| Residential | **12,931** | 12,968 | 12,386 | 12,854 | 13,206 |
| Commercial | **10,903** | 11,026 | 11,211 | 11,969 | 12,384 |
| Industrial | **9,544** | 9,061 | 9,290 | 10,563 | 11,153 |
| Other | **224** | 235 | 230 | 225 | 231 |
| Total sales to ultimate customers | **33,602** | 33,290 | 33,117 | 35,611 | 36,974 |
| Wholesale | **332** | 325 | 328 | 333 | 496 |
| Retail open access/direct access | **3,901** | 4,079 | 2,326 | 1,541 | 1,364 |
| Intersystem | **1,349** | 1,394 | 1,277 | 1,176 | 1,329 |
| Total electric system deliveries | **39,184** | 39,088 | 37,048 | 38,661 | 40,163 |
| **AVERAGE ELECTRIC REVENUE (¢ per kWh)** | | | | | |
| Residential | **12.98** | 12.45 | 11.20 | 11.00 | 10.04 |
| Commerical | **10.98** | 10.58 | 9.80 | 9.43 | 8.98 |
| Industrial | **8.21** | 8.27 | 7.29 | 7.67 | 6.95 |
| Other | **17.41** | 17.02 | 15.65 | 14.22 | 12.99 |
| Total | **11.01** | 10.72 | 9.66 | 9.51 | 8.77 |
| **ELECTRIC CUSTOMERS BILLED (At December 31)** | | | | | |
| Residential | **1,571,319** | 1,569,183 | 1,566,980 | 1,584,752 | 1,575,386 |
| Commercial | **207,490** | 210,380 | 210,223 | 208,931 | 211,365 |
| Industrial | **8,691** | 8,881 | 8,770 | 8,505 | 8,619 |
| Retail Open Access/Direct Access | **1,078** | 1,095 | 861 | 642 | 642 |
| Other | **1,300** | 1,287 | 1,282 | 2,045 | 2,025 |
| Total | **1,789,878** | 1,790,826 | 1,788,116 | 1,804,875 | 1,798,037 |
| **AUTHORIZED RETURN ON EQUITY** | **10.70%** | 10.70% | 10.70% | 10.70% | 11.15% |
| **EARNED RETURN ON EQUITY-FINANCIAL** | **11.00%** | 10.60% | 6.40%[1] | 9.40% | 7.50% |
| **RATE BASE ($ Millions)** | **$7,442** | $6,815 | $6,459 | $6,175 | $5,407 |
| **COOLING DEGREE DAYS [2]** | | | | | |
| Normal degree days in calendar year | **584** | 571 | 578 | 579 | 545 |
| Actual degree days | **767** | 884 | 379 | 542 | 773 |
| Warmer (colder) than normal (%) | **31** | 55 | (34) | (6) | 42 |
| Increase (decrease) from normal in: | | | | | |
| Electric deliveries (millions of kWh) | **513** | 855 | (461) | 146 | 736 |

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations    One Energy Plaza Jackson, MI 49201 517-788-2590    www.cmsenergy.com

34

Proudly serving Michigan for 125 Years

# Consumers Electric Utility

## *Financial & Operating Statistics*

| Years Ended December 31 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|
| **FUEL COST ($ per MMBtu)** | | | | | |
| Coal | **2.94** | 2.51 | 2.37 | 2.01 | 2.04 |
| Oil | **18.55** | 10.98 | 9.59 | 11.54 | 8.21 |
| Gas | **4.95** | 5.57 | 6.57 | 10.94 | 10.29 |
| Nuclear | **0.00** | 0.00 | 0.00 | 0.00 | 0.42 |
| Weighted average for all fuels | **3.18** | 2.71 | 2.56 | 2.47 | 2.07 |
| **FUEL COST FOR GENERATION (%)** | | | | | |
| Coal | **83.5** | 88.2 | 90.6 | 81.0 | 97.9 |
| Oil | **2.1** | 3.3 | 2.5 | 4.1 | 9.1 |
| Gas | **14.3** | 8.4 | 6.8 | 14.6 | 0.9 |
| Nuclear | **0.0** | 0.0 | 0.0 | 0.0 | 2.2 |
| Nox allowances | **0.1** | 0.1 | 0.1 | 0.3 | (10.1) |
| **POWER GENERATED (Millions of kWhs)** | | | | | |
| Coal | **15,468** | 17,879 | 17,255 | 17,701 | 17,903 |
| Oil | **7** | 21 | 14 | 41 | 112 |
| Gas | **1,912** | 1,043 | 565 | 804 | 129 |
| Nuclear | **0** | 0 | 0 | 0 | 1,781 |
| Renewable energy (hydro) | **425** | 365 | 466 | 454 | 416 |
| Net pumped storage [1] | **(365)** | (366) | (303) | (382) | (478) |
| Total net generation | **17,447** | 18,942 | 17,997 | 18,618 | 19,863 |
| Purchased and interchange: | | | | | |
| Non-utility generation | **12,674** | 12,003 | 11,538 | 13,643 | 12,502 |
| Net interchange power | **6,825** | 6,045 | 6,925 | 6,653 | 8,009 |
| Total net purchased and interchange power | **19,499** | 18,048 | 18,463 | 20,296 | 20,511 |
| Total net power supply | **36,946** | 36,990 | 36,460 | 38,914 | 40,374 |
| **POWER GENERATED (%)** | | | | | |
| Total net generation | **47.2** | 51.2 | 49.4 | 47.8 | 49.2 |
| Non-utility generation | **34.3** | 32.4 | 31.6 | 35.1 | 31.0 |
| Net interchange power | **18.5** | 16.3 | 19.0 | 17.1 | 19.8 |
| Total net purchased and interchange power | **52.8** | 48.8 | 50.6 | 52.2 | 50.8 |
| Total net power supply | **100.0** | 100.0 | 100.0 | 100.0 | 100.0 |
| **NET DEMONSTRATED CAPABILITY AT PEAK (MW)** | | | | | |
| Coal | **2,823** | 2,828 | 2,850 | 2,850 | 2,841 |
| Oil and gas | **1,810** | 1,814 | 1,814 | 1,997 | 1,459 |
| Combustion turbine | **465** | 517 | 661 | 661 | 345 |
| Nuclear | **0** | 0 | 0 | 0 | 0 |
| Renewable energy (hydro) | **77** | 74 | 74 | 73 | 73 |
| Pumped storage | **955** | 955 | 955 | 955 | 955 |
| Total owned generation | **6,130** | 6,188 | 6,354 | 6,536 | 5,673 |
| P&I power capability | **2,458** | 3,058 | 2,600 | 3,050 | 3,627 |
| Total owned and P&I | **8,588** | 9,246 | 8,954 | 9,586 | 9,300 |
| **NET DEMONSTRATED CAPABILITY AT PEAK (%)** | | | | | |
| Total owned generation | **71.4** | 66.9 | 71.0 | 68.2 | 61.0 |
| P&I power capability | **28.6** | 33.1 | 29.0 | 31.8 | 39.0 |
| Total owned and P&I | **100.0** | 100.0 | 100.0 | 100.0 | 100.0 |
| Peak load (MW) [2] | **8,930** | 8,190 | 7,756 | 7,705 | 8,391 |
| Reserve capacity (%) | **4** | 11 | 17 | 22 | 12 |
| Nameplate generating capacity (MW) at peak | **6,784** | 6,784 | 6,784 | 6,784 | 6,784 |
| Load factor (%) [3] | **50.8** | 55.3 | 55.9 | 59.2 | 56.3 |
| Heat rate-average Btu of fuel per net kWh generated | **10,214** | 10,132 | 10,072 | 10,201 | 10,198 |

[1] Consumers' portion of the Ludington pumped storage facility

[2] Includes Retail Open Access customers

[3] Includes bundled service customers

**CMS Energy Investor Relations** **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

35

# Consumers Gas Utility

## *Financial & Operating Statistics*

| Years Ended December 31 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|
| **GAS REVENUE AND COST OF GAS ($ Millions)** | | | | | |
| Residential | **$1,655** | $1,677 | $1,808 | $1,971 | $1,823 |
| Commercial | **438** | 449 | 511 | 598 | 552 |
| Industrial | **89** | 88 | 101 | 124 | 113 |
| Other | **3** | 3 | 3 | 5 | 6 |
| Total sales revenue | **$2,185** | $2,217 | $2,423 | $2,698 | $2,494 |
| Transportation fees | **60** | 53 | 48 | 45 | 44 |
| Miscellaneous | **95** | 84 | 85 | 84 | 83 |
| Total gas utility revenue | **$2,340** | $2,354 | $2,556 | $2,827 | $2,621 |
| Cost of gas sold | **1,438** | 1,516 | 1,778 | 2,079 | 1,918 |
| Gas utility revenue net of cost of gas | **$902** | $838 | $778 | $748 | $703 |
| **DEPRECIATION, DEPLETION AND AMORTIZATION** | **$130** | $122 | $118 | $136 | $127 |
| **OPERATING INCOME** | **$272** | $252 | $201 | $190 | $170 |
| **NET INCOME** | **$130** | $127 | $96 | $89 | $87 |
| **SALES AND DELIVERIES (Bcf)** | | | | | |
| Residential | **157** | 152 | 163 | 171 | 167 |
| Commercial | **50** | 47 | 52 | 57 | 55 |
| Industrial | **11** | 10 | 11 | 12 | 12 |
| Other | **-** | - | - | - | - |
| Total gas sales [1] | **218** | 209 | 226 | 240 | 234 |
| Gas transportation deliveries | **119** | 108 | 93 | 98 | 107 |
| Total gas sales and transportation deliveries | **337** | 317 | 319 | 338 | 341 |
| **GAS CUSTOMERS BILLED (at December 31)** | | | | | |
| Residential | **1,579,835** | 1,576,520 | 1,574,246 | 1,577,863 | 1,580,586 |
| Commercial | **118,215** | 117,860 | 118,199 | 118,870 | 119,703 |
| Industrial | **6,721** | 6,938 | 7,073 | 6,961 | 7,014 |
| Transportation | **3,179** | 3,005 | 2,725 | 2,507 | 2,495 |
| Total customers | **1,707,950** | 1,704,323 | 1,702,243 | 1,706,201 | 1,709,798 |
| **AVERAGE GAS REVENUE ($ per Mcf)** | | | | | |
| Residential | **$10.54** | $11.03 | $11.09 | $11.53 | $10.93 |
| Commercial | **8.76** | 9.59 | 9.83 | 10.49 | 10.09 |
| Industrial | **8.09** | 9.17 | 9.18 | 10.33 | 9.62 |
| Transportation [2] | **0.82** | 0.82 | 0.82 | 0.70 | 0.68 |
| **GAS SUPPLY (MMcf)** | | | | | |
| Gas Cost Recovery | **188,177** | 170,575 | 206,866 | 208,296 | 216,843 |
| Gas Customer Choice | **48,224** | 38,806 | 31,498 | 24,177 | 19,520 |
| Total | **236,401** | 209,381 | 238,364 | 232,473 | 236,363 |
| **WORKING GAS STORAGE CAPACITY (Bcf)** | **142** | 142 | 142 | 142 | 143 |
| **AVERAGE COST OF GAS SOLD ($ per Mcf) [3]** | | | | | |
| Gas Cost Recovery | **$6.02** | $6.73 | $7.66 | $8.36 | $7.91 |
| Gas Customer Choice | **6.30** | 7.27 | 7.98 | 9.99 | 9.79 |
| **AUTHORIZED RETURN ON EQUITY** | **10.50%** | 10.55% | 10.55% | 10.55% | 10.75% |
| **EARNED RETURN ON EQUITY-FINANCIAL** | **10.50%** | 10.90% | 9.90% | 9.20% | 9.20% |
| **RATE BASE ($ Millions)** | **$3,110** | $2,867 | $2,778 | $2,638 | $2,444 |
| **HEATING DEGREE DAYS [4]** | | | | | |
| Normal degree days in calendar year | **6,678** | 6,731 | 6,732 | 6,741 | 6,767 |
| Actual degree days | **6,606** | 6,305 | 6,913 | 6,965 | 6,548 |
| Colder (warmer) than normal (%) | **(1.1)** | (6.3) | 2.7 | 3.3 | (3.2) |
| Increase (decrease) from normal in: | | | | | |
| Gas deliveries (Bcf) | **(0.4)** | (6.4) | 4.8 | 4.1 | (6.3) |

[1] Includes Gas Customer Choice sales

[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

[3] Includes pipeline transportation charges

[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

36

Enterprises & EnerBank
CMS ENERGY

## Independent Power Production

| Plant | Fuel | Ownership Interest | Gross Capacity | In-Service Year | Capacity Under LT Contract | State |
|---|---|---|---|---|---|---|
| Craven | Wood | 50% | 50 | 1990 | 100% | NC |
| DIG | Natural Gas | 100 | 710 | 2001 | 20 | MI |
| Filer City | Coal | 50 | 73 | 1990 | 100 | MI |
| Genesee | Wood | 50 | 40 | 1996 | 100 | MI |
| Grayling | Wood | 50 | 38 | 1992 | 100 | MI |
| MI Power | Natural Gas | 100 | 224 | 1999 | 59 | MI |
| Net MW Owned by CMS | | | 1,035 | | | |


Michigan Power (Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
Michigan Power (Kalamazoo River)
DIG
Renewables
Other
Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com
37

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

(In millions, except per share amounts)	2012
	1Q	2Q
Reported net income - GAAP	$67	$100

After-tax items:
Electric and gas utility	36	7
Enterprises	1	1
Corporate interest and other	—	—
Discontinued operations income	(7)	*

Adjusted income - non-GAAP	$97	$108

Average shares outstanding, basic	255.6	261.2
Average shares outstanding, diluted	266.9	268.2

Reported earnings per share - GAAP	$0.25	$0.37

After-tax items:
Electric and gas utility	0.14	0.03
Enterprises	0.01	*
Corporate interest and other	—	—
Discontinued operations income	(0.03)	*

Adjusted earnings per share - non-GAAP	$0.37	$0.40

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2012 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended				Six Months Ended
June 30	2012		2011		2012	2011
Electric Utility
Reported		$0.41		$0.32	$0.49	$0.57
Electric Decoupling Court Order		—		—	0.14	—
Downsizing Program		0.02		—	0.02	—

Adjusted		$0.43		$0.32	$0.65	$0.57

Gas Utility
Reported		$0.03		$0.02	$0.24	$0.36
Downsizing Program		0.01		—	0.01	—

Adjusted		$0.04		$0.02	$0.25	$0.36

Enterprises
Reported		$—		$0.11	$0.01	$0.12
Downsizing Program		*		—	*	—
Restructuring Costs		*		—	0.01	—
Tax Changes		—		(0.11)	—	(0.11)
Asset Sales Gains and Other		—		*	—	*

Adjusted		$—	$	*	$0.02	$0.01

Corporate Interest and Other
Reported		$(0.07)		$(0.07)	$(0.15)	$(0.16)
Tax Changes		—		(0.01)	—	(0.01)

Adjusted		$(0.07)		$(0.08)	$(0.15)	$(0.17)

Discontinued Operations
Reported	$	*	$	*	$0.03	$0.01
Discontinued Operations Income		*		*	(0.03)	(0.01)

Adjusted		$—		$—	$—	$—

Totals
Reported		$0.37		$0.38	$0.62	$0.90
Discontinued Operations Income		*		*	(0.03)	(0.01)
Electric Decoupling Court Order		—		—	0.14	—
Downsizing Program		0.03		—	0.03	—
Restructuring Costs		*		—	0.01	—
Tax Changes		—		(0.12)	—	(0.12)
Asset Sales Gains and Other		—		*	—	*

Adjusted		$0.40		$0.26	$0.77	$0.77

Average Common Shares Outstanding - Diluted (in millions)		268.2		261.9	267.7	261.5

*	Less than $0.01 per share.

2012 A-2

Consumers Energy

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Premium on Early Debt Retirement As Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows
Description	non-GAAP Amount									GAAP Amount	Description
Cash at year end 2011	$85	$—	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2011
Sources
Operating (dep & amort $595)	$1,640
Other working capital	(55)										Net cash provided by operating activities

Sources	$1,585	$(45)	$(223)	$(15)	$9	$30	$39	$—	$—	$1,380
Uses
Interest and preferred dividends	$(225)
Capital expenditures [a]		(1,425)
Dividends/tax sharing to CMS		(445)									Net cash provided by investing activities

Uses	$(2,095)	$45	$223	$—	$(9)	$—	$—	$2	$400	$(1,434)	Cash flow from operating and investing activities

Cash flow	$(510)	$—	$—	$(15)	$—	$30	$39	$2	$400	$(54)
Financing
Equity	$150
New Issues	1,075
Retirements	(1,025)
Net short-term financing & other	250			15							Net cash provided by financing activities

Financing	$450	$—	$—	$15	$—	$(30)	$(39)	$(2)	$(400)	$(6)

Net change in cash	$(60)	$—	$—	$—	$—	$—	$—	$—	$—	$(60)	Net change in cash

Cash at year end 2012	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2012

[a]	Includes cost of removal and capital leases

2012 B-1

CMS Energy Parent

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Financing as Operating	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
Description	non-GAAP Amount						GAAP Amount	Description
Cash at year end 2011	$56	$—	$—	$—	$—	$20	$76	Cash at year end 2011
Sources
Consumers Energy dividends/tax sharing	$445
Enterprises	15							Net cash provided by operating activities

Sources	$460	$(125)	$(15)	$(41)	$(35)	$8	$252
Uses
Interest and preferred dividends	$(125)
Overhead and Federal tax payments	(15)
Equity infusions	(150)							Net cash provided by investing activities

Uses (a)	$(340)	$125	$15	$41	$—	$(141)	$(300)	Cash flow from operating and investing activities

Cash flow	$120	$—	$—	$—	$(35)	$(133)	$(48)
Financing and dividends
New Issues (complete)	$480
Retirements	(404)
Equity programs (DRP, continuous equity)	30
Net short-term financing & other	(2)
Common dividend	(250)							Net cash provided by financing activities

Financing	$(146)	$—	$—	$—	$35	$155	$44

Net change in cash	$(26)	$—	$—	$—	$—	$22	$(4)	Net change in cash

Cash at year end 2012	$30	$—	$—	$—	$—	$42	$72	Cash at year end 2012

(a)	Includes other and roundings

2012-B-2

Consolidated CMS Energy

2012 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows			Consolidated Statements of Cash Flows
			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers
Description	Consumers Amount	CMS Parent Amount
						Amount	Description
Cash at year end 2011	$85	$76	$—	$—	$—	$161	Cash at year end 2011
Net cash provided by operating activities	$1,380	$252	$(400)	$(2)	$—	$1,230	Net cash provided by operating activities
Net cash provided by investing activities	(1,434)	(300)	—	—	150	(1,584)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(54)	$(48)	$(400)	$(2)	$150	$(354)	Cash flow from operating and investing activities
Net cash provided by financing activities	$(6)	$44	$400	$2	$(150)	$290	Net cash provided by financing activities

Net change in cash	$(60)	$(4)	$—	$—	$—	$(64)	Net change in cash

Cash at year end 2012	$25	$72	$—	$—	$—	$97	Cash at year end 2012

2012 B-3

CMS Energy

2012 Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2012
Consumers Operating Income + Depreciation & Amortization	$1,640	(a)
Enterprises Project Cash Flows	15

Gross Operating Cash Flow	$1,655
Other operating activities including taxes, interest payments and working capital	(425)

Net cash provided by operating activities	$1,230

(a)	Excludes impact of $59 million electric decoupling write off

2012 B-4